UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): April 11, 2003

                              OLD STONE CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)


                                  RHODE ISLAND
                                  ------------
                 (State or other jurisdiction of incorporation)


                   0-8016                       05-0341273
           ------------------------------------------------------------
          (Commission file number) (IRS Employer Identification Number)


              One Financial Plaza, 24th Floor, Providence, RI 02902
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 401-351-6117
        ----------------------------------------------------------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         ------------

         Pursuant to Form 8-K, General Instructions F, Registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

           Exhibit                   Exhibit Title
           -------                   -------------

           Exhibit 99                Press Release dated April 11, 2003


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   OLD STONE CORPORATION
                                   Registrant



                                   By:  /s/ James V. Rosati
                                      ------------------------------------------
                                         James V. Rosati
                                         President

Dated: April 11, 2003